UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 11, 2013 (January 11, 2013)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Magnum Hunter Resources Corporation (the “Company”) previously issued $600,000,000 aggregate principal amount of its 9.750% Senior Notes due 2020, consisting of (i) $450,000,000 aggregate principal amount of 9.750% Senior Notes due 2020 issued on May 16, 2012 (the “Original Notes”), and (ii) $150,000,000 aggregate principal amount of 9.750% Senior Notes due 2020 issued on December 18, 2012, as additional notes under the indenture governing the Original Notes (together with the Original Notes, the “Notes”).  The Notes are jointly and severally guaranteed (the “Guarantees”) on a senior unsecured basis by certain of the Company’s existing and future direct or indirect domestic subsidiaries (the “Guarantors”).  In connection with the issuances of the Notes, the Company and the Guarantors agreed to use their commercially reasonable efforts to cause to be filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) with respect to an offer to exchange the Notes and the Guarantees for registered senior notes and guarantees identical in all material respects to the Notes and the Guarantees (subject to limited exceptions).

In connection with the Registration Statement, the Company is supplementing the “Part II, Item 8. Financial Statements and Supplementary Data” section that was originally included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and subsequently amended by the Company’s Amended Annual Report on Form 10-K/A filed with the SEC on March 27, 2012 (as amended, the “2011 10-K”).  Pursuant to Rule 3-10 of Regulation S-X, the supplemental financial information (provided in footnote 16 of Exhibit 99.1) consists of condensed consolidating financial information of the Company, the Guarantors and the Company’s non-guarantor subsidiaries as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 (the “10-K Supplemental Financial Information”).  Pursuant to Rule 3-10 of Regulation S-X, the Company is also providing (i) audited financial statements and supplementary data of PRC Williston, LLC (“PRC Williston”), a majority-owned subsidiary of the Company that is a Guarantor under the Registration Statement as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, and the report of Hein & Associates LLP thereon dated as of January 11, 2013, and (ii) unaudited financial statements and supplementary data of PRC Williston as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011 (the “PRC Williston Financial Statements”).

The “Part II, Item 8. Financial Statements and Supplementary Data” section as supplemented by the 10-K Supplemental Financial Information and the PRC Williston Financial Statements are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

For clarification purposes, the Guarantors are an overlapping, but not identical, group of the Company’s subsidiaries from those subsidiaries that might guarantee any debt securities issued under the Company’s universal shelf registration statement on Form S-3 (the “Shelf Guarantors”).  Separate condensed consolidating financial information with respect to the Shelf Guarantors was previously provided in footnote 16 of the 2011 10-K (reproduced in footnote 16 of Exhibit 99.1).

The Company is filing this Current Report on Form 8-K for the purpose of incorporating its contents and the exhibits hereto into the Registration Statement, which the Company intends to file on or about the date hereof.  Other than the inclusion of the 10-K Supplemental Financial Information, the financial statements attached as Exhibit 99.1 are identical to the financial statements previously appearing in Part II, Item 8 of the 2011 10-K.  There have been no changes to the Company’s previously reported net loss, financial condition or cash flows.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of Hein & Associates LLP
99.1

Financial Statements and Supplementary Data (superseding Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as amended by the Company’s Amended Annual Report on Form 10-K/A filed with the SEC on March 27, 2012)

99.2	PRC Williston Financial Statements (as described herein)
101.INS^	XBRL Instance Document.
101.SCH^	XBRL Taxonomy Extension Schema Document.
101.CAL^	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB^	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE^	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF^	XBRL Taxonomy Extension Definition Presentation Linkbase Document.

^ These exhibits are furnished herewith. In accordance with Rule 406T of Regulation S-T, these exhibits are not deemed to be filed or part of a registration statement or prospectus for purposes of Section 11 or 12 of the Securities Act of 1933, as amended, are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under these sections.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 11, 2013	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Hein & Associates LLP
99.1

Financial Statements and Supplementary Data (superseding Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as amended by the Company’s Amended Annual Report on Form 10-K/A filed with the SEC on March 27, 2012)

99.2	PRC Williston Financial Statements (as described herein)
101.INS^	XBRL Instance Document.
101.SCH^	XBRL Taxonomy Extension Schema Document.
101.CAL^	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB^	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE^	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF^	XBRL Taxonomy Extension Definition Presentation Linkbase Document.

^ These exhibits are furnished herewith. In accordance with Rule 406T of Regulation S-T, these exhibits are not deemed to be filed or part of a registration statement or prospectus for purposes of Section 11 or 12 of the Securities Act of 1933, as amended, are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under these sections.